UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2011

BERNARD CHAUS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-9169	13-2807386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

530 Seventh Avenue New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)
(212) 354-1280
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On October 6, 2011, Bernard Chaus, Inc. (the “Company”) entered into indemnification agreements with Robert Flug and Philip Barach, the Company’s independent directors.  The indemnification agreements were approved by the Board of Directors at a meeting on September 22, 2011 and are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01                      Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.                                          Description

99.1	Indemnification Agreement between the Company and Robert Flug, dated October 6, 2011
99.2	Indemnification Agreement between the Company and Philip Barach, dated October 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERNARD CHAUS, INC.

By: /s/ Josephine Chaus Josephine Chaus Chief Executive Officer

Date:  October 12, 2011

EXHIBIT INDEX

Exhibit No.                                          Description

99.1 99.2	Indemnification Agreement between the Company and Robert Flug, dated October 6, 2011 Indemnification Agreement between the Company and Philip Barach, dated October 6, 2011